UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2006

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

Federally chartered
instrumentality of
the United States                                      0-17440                                   52-1578738
(State or other jurisdiction of                        (Commission                        (I.R.S. Employer
incorporation or organization)                             File Number)                                 Identification No.)

 1133 21st Street, N.W., Suite 600, Washington, D.C.                                                 20036
(Address of principal executive offices)                                              (Zip Code)

Registrant’s telephone number, including area code: (202) 872-7700

No change
(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On October 6, 2006, the Registrant issued a press release announcing that it will file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2005 to restate its consolidated financial statements as of December 31, 2005 and 2004, and for the years ended December 31, 2005, 2004 and 2003 and other financial information as of and for the years ended December 31, 2002 and 2001 and the quarterly unaudited data for 2005 and 2004. The Registrant also announced that it will file amendments to its Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006 to restate the quarterly unaudited interim consolidated financial statements and other financial information contained in those reports. These restatements will correct the Registrant’s accounting treatment for derivatives under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (“SFAS 133”).

A copy of the Registrant’s press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On October 4, 2006, the Registrant’s Board of Directors, based on recommendations from the Registrant’s Audit Committee and management, authorized the Registrant to restate its financial results from 2001 to eliminate the use of hedge accounting under SFAS 133 for its derivatives used to manage the Registrant’s interest rate risk. Accordingly, to reflect the required accounting corrections, the Registrant intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2005 to restate its consolidated financial statements as of December 31, 2005 and 2004, and for the years ended December 31, 2005, 2004 and 2003 and other financial information as of and for the years ended December 31, 2002 and 2001 and the quarterly unaudited data for 2005 and 2004, as well as file amendments to the Registrant’s Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006 to restate the quarterly unaudited interim consolidated financial statements and other financial information contained in those reports.  As a result, investors should no longer rely upon the Registrant’s previously issued consolidated financial statements and other financial information for the years and each of the quarters in the years 2005, 2004, 2003, 2002 and 2001 and the first and second quarters of 2006.

The Registrant recently conducted a comprehensive review of its accounting treatment and documentation of hedge transactions. Based on that review, the Registrant determined that its documentation for derivatives used to manage interest rate risk did not support the use of hedge accounting under SFAS 133. Although those transactions were highly effective economic hedges of interest rate risk, the Registrant determined that the restatement of financial results was necessary to ensure that its financial statements adhere to the most recent guidance for accounting treatment of hedge transactions under SFAS 133.

The Registrant’s Audit Committee and management have discussed the matters disclosed in this report with Deloitte & Touche LLP, the Registrant’s independent registered public accounting firm. The Registrant expects to file an amended Annual Report on Form 10-K/A for the year ended December 31, 2005 and amended Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2006 and June 30, 2006 concurrent with the November filing of its third quarter 2006 Form 10-Q.

A copy of the Registrant’s press release related to the restatements is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

            99 Press release dated October 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            FEDERAL AGRICULTURAL MORTGAGE CORPORATION

            By: /s/ Jerome G. Oslick
                Name: Jerome G. Oslick
                Title:  Vice President - General Counsel

Dated: October 6, 2006